              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6 (e) (2) )
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 ( c) or Section 240.14

     Morgan Stanley Dean Witter Select Dimensions Investment Series:
       Emerging Markets Portfolio
       Mid-Cap Portfolio
       North American Government Securities Portfolio

     ---------------------------------------------
     (Name of Registrant as Specified in its Charter)

                   George Silfen
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                PRELIMINARY PROXY

        MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                          EMERGING MARKETS PORTFOLIO
                           MID-CAP EQUITY PORTFOLIO
                 NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 26, 2001

     Notice is hereby given that a Special Meeting of Shareholders of the Emerging Markets Portfolio, Mid-Cap Equity Portfolio and the North American Government Securities Portfolio (each a "Portfolio") of MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") will be held in the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, on June 26, 2001 (the "Meeting"), at 10:30 a.m., New York City time, for the following purposes:

     1. For each Portfolio, to approve or disapprove a new Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Investment Management Company ("TCW"), a wholly-owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group, Inc. by Societe Generale Asset Management, S.A., a wholly-owned subsidiary of Societe Generale, S.A., and, in the case of the Emerging Markets Portfolio, a related new Secondary Sub-Advisory Agreement between TCW and TCW London International, Limited; and

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of each Portfolio as of the close of business on
      , 2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                             BARRY FINK
                                                             Secretary

         , 2001
New York, New York

                                   IMPORTANT

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS AND, IN THE CASE OF THE EMERGING MARKETS PORTFOLIO, THE RELATED NEW SECONDARY SUB-ADVISORY AGREEMENT.

                             YOUR VOTE IS IMPORTANT

                                PRELIMINARY PROXY

         MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                           EMERGING MARKETS PORTFOLIO
                            MID-CAP EQUITY PORTFOLIO
                NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             --------------------
                                PROXY STATEMENT
                             --------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 26, 2001


     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") for use at the Special Meeting of Shareholders of the Emerging Markets Portfolio, Mid-Cap Equity Portfolio and North American Government Securities Portfolio of the Fund (each a "Portfolio" and collectively, the "Portfolios") to be held on June 26, 2001, and at any adjournments thereof (the "Meeting"). The first mailing of this
Proxy Statement is expected to be made on or about May   , 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of the Proposal for which they are entitled to vote, as set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     The holders of shares ("Shareholders") of record of Emerging Markets Portfolio, Mid-Cap Equity Portfolio and the North American Government
Securities Portfolio as of the close of business on       , 2001, the record
date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Portfolio as of the Record Date. The percentage ownership of shares of the Portfolios changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.


                                                  NUMBER OF SHARES
                                                    OUTSTANDING
                                                  AS OF    , 2001
PORTFOLIO                                          (RECORD DATE)
----------------------------------------------   -----------------
Emerging Markets .............................
Mid-Cap Equity ...............................
North American Government Securities .........

     The shares of the Fund are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance policies issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Life Policies." The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts."

     In accordance with their view of currently applicable law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish a copy of this Proxy Statement to Contract Owners and that Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. Shares for which no instructions are received in time to be voted will be voted by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company in the same proportion as shares for which instructions have been received in time to be voted.

     The costs of the Meeting, including the preparation and mailing of proxy materials and the solicitation of proxies, will be borne by TCW Investment Management Company ("TCW" or the "Sub-Advisor"). The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), Morgan Stanley DW Inc. or Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), without special compensation.


(1) APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS BETWEEN MSDW ADVISORS AND TCW (WITH RESPECT TO THE EMERGING MARKETS PORTFOLIO, MID-CAP EQUITY PORTFOLIO AND NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO) AND A RELATED NEW SECONDARY SUB-ADVISORY AGREEMENT BETWEEN TCW AND TCW LONDON INTERNATIONAL, LIMITED (WITH RESPECT TO THE EMERGING MARKETS PORTFOLIO ONLY)


BACKGROUND

     MSDW Advisors serves as investment adviser to each Portfolio, pursuant to an investment management agreement with the Fund. MSDW Advisors has entered into a sub-advisory agreement (each, a "Current Sub-Advisory Agreement" and collectively, "Current Sub-Advisory Agreements") with TCW respecting each of the Portfolios (each may be referred to as a "Sub-Advised Portfolio" and collectively as the "Sub-Advised Portfolios"), pursuant to which TCW provides each Sub-Advised Portfolio with investment advice and portfolio management, subject to the overall supervision of MSDW Advisors and the Trustees. TCW, in turn, has entered into a secondary sub-advisory agreement (the "Current Secondary Agreement," and collectively with the Current Sub-Advisory Agreements, the "Current Sub-Agreement") with its affiliate, TCW London

International, Limited ("TCW London") (the "Secondary Sub-Advisor"), pursuant to which the Secondary Sub-Advisor assists TCW in providing advisory services under the Current Sub-Advisory Agreement for the Emerging Markets Portfolio.
The approval of new sub-advisory agreements between MSDW Advisors and TCW
(each, a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") respecting each of the Sub-Advised Portfolios and the new secondary sub-advisory agreement (the "New Secondary Agreement," and collectively with the "New Sub-Advisory Agreements," the "New Sub-Agreements") respecting the Emerging Markets Portfolio, is being sought in connection with the proposed acquisition of a controlling interest in TCW Group by Societe Generale Asset Management, S.A. ("SGAM") (the "Acquisition").

     TCW will undergo a "change in control" as a result of the consummation of the Acquisition, resulting in the assignment and, therefore, the automatic termination of, the Current Sub-Agreements with respect to the Sub-Advised Portfolios. It is proposed that TCW continue to serve as sub-adviser of each Sub-Advised Portfolio and that the Secondary Sub-Advisor continue to serve as secondary sub-adviser to the Emerging Markets Portfolio following completion of the transaction. Therefore, in connection with the Acquisition and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), Shareholders of each Sub-Advised Portfolio are being asked to approve New Sub-Agreements. Each of the New Sub-Agreements is substantially identical to the applicable Current Sub-Agreement. The Board of the Fund recommends that the Shareholders of each Portfolio approve the Portfolio's New Sub-Agreement(s), forms of which are attached as Appendices A-1 and A-2.


THE ACQUISITION

     DESCRIPTION OF THE TRANSACTION. On April 11, 2001, TCW Group, certain stockholders of the TCW Group, Societe Generale, S.A. ("Societe Generale"), SGAM, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM will acquire a 70% interest in TCW Group over the next five years (the "Transaction"). As a result of this Transaction, Societe Generale will control TCW Group and TCW.

     The Acquisition Agreement provides for the acquisition of the 70% interest in TCW Group by SGAM with payment to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM will acquire a 51% ownership stake in TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of TCW Group for the years 2001 and 2002.

     In a second stage, between 2003 and 2006, SGAM has the right to acquire, and the shareholders of TCW Group have the right to put to SGAM, an additional 19% interest in TCW Group in four equal annual installments, again paid for with Societe Generale shares. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and the definitive accounting results of TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for TCW Group to grow and increase its earnings. TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

     The remaining 30% interest in TCW Group will be retained by its current shareholders and will be available for re-circulation to employees for incentive purposes as it is repurchased by Societe Generale over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

     In addition to the benefit conferred on holders of shares of TCW Group, the Transaction has been designed to allow TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale group of companies (the "Societe Generale Group"), as discussed further below. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by TCW Group and approved by the new products committee.

     The Acquisition Agreement also provides for mechanisms to retain key employees of TCW Group and TCW. In addition to incentive price adjustments that would benefit shareholders of TCW Group, a stock option plan and a retention plan will be established by TCW Group for the purpose of retaining and incentivizing selected employees of TCW and TCW Group. This retention plan will be funded with $100,000,000 in cash or Societe Generale shares. Additionally, selected members of senior management will enter into employment contracts and non-competition and non-solicitation agreements with terms of four years or more.

     The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Mr. Robert A. Day, Chairman and CEO of TCW Group, will be nominated to become the first American to serve on the Societe Generale board. Philippe Citern, Chief Executive Officer of Societe Generale, and Philippe Collas, Chairman and CEO of SGAM, will sit on the board of directors of TCW Group. Further, Marc I. Stern, President of TCW Group, and Robert D. Beyer, President of Trust Company of the West, will sit on the board of directors of SGAM and will also join the executive committee of SGAM, along with William C. Sonneborn, Executive Vice President of TCW Group. Otherwise, it is intended that the TCW management structure remain unchanged.

     The Transaction is expected to be completed on or about July 1, 2001, although there is no assurance that the Transaction will be completed. Upon completion of the Acquisition, SGAM will hold a separate class of common stock of TCW Group that has additional voting rights giving SGAM approximately 80% of the total voting rights in TCW Group. Completion of the Transaction is subject to a number of conditions, including, among others, the receipt of certain regulatory approvals, effectiveness of certain employment agreements, and the absence of material adverse effects on the parties. If the Transaction is not completed for any reason, the Current Sub-Agreements will remain in effect.

     POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, TCW Group and its subsidiaries, including TCW, will be controlled by Societe Generale. Operationally, TCW expects to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW intends to coordinate its activities with SGAM. TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

     DESCRIPTION OF SOCIeTe GeNeRALE AND ITS AFFILIATES. Societe Generale, a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Societe Generale Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Societe Generale Group currently has assets under management of more than $150 billion. After completion of the Transaction, it is estimated that TCW and the Societe Generale Group will have over $230 billion under management. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

     The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a

Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

     ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE PORTFOLIOS. TCW has represented to the Board that TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW has further represented that there is no intention to make any personnel changes affecting the management or the administration or TCW's relationship with the Sub-Advised Portfolios, including those responsible for TCW's regulatory compliance program. Further, although TCW's sub-advisory agreements with the Sub-Advised Portfolios will terminate as a result of the Transaction, the New Sub-Agreements that are being proposed are virtually identical to those currently in effect. In particular, the sub-advisory fees payable to TCW, the services to be provided by TCW (including its affiliated Secondary Sub-Advisor), and TCW's obligations and duties under those agreements will remain unchanged. TCW will bear all the expenses of each Portfolio in preparing and mailing any necessary proxy materials or other Shareholder communications in connection with the Transaction, including the expenses of any necessary proxy solicitation services.

APPROVAL OF THE NEW SUB-AGREEMENTS

     In order to assure continuity of investment management services to each Portfolio after the Acquisition, the Board met in person for the purpose of considering whether it would be in the best interests of each Sub-Advised Portfolio and its Shareholders to approve a New Sub-Advisory Agreement between MSDW Advisors and the Sub-Advisor respecting that Portfolio, and in the case of the Emerging Markets Portfolio, a related New Secondary Agreement between TCW and the Secondary Sub-Advisor. Each New Sub-Agreement would become effective upon the later of Shareholder approval of the New Sub-Agreement or consummation of the Acquisition. At its meeting, and for the reasons discussed below (see "The Board's Consideration"), the Board of the Fund, including all of the Trustees who are not "interested persons," as defined in the 1940 Act, of the Sub-Advisor or the Secondary Sub-Advisor (as well as TCW Group, SGAM and Societe Generale), MSDW Advisors or of Morgan Stanley Dean Witter & Co. ("Morgan Stanley") (the "Independent Trustees"), unanimously approved the New Sub-Agreements respecting the Portfolios and recommended their approval by the Portfolios' Shareholders.

     The terms of each New Sub-Agreement, including fees payable thereunder, are identical, in all material respects, to those of the corresponding Current Sub-Agreement, except for the dates of effectiveness and termination. The terms of the Current Sub-Agreements are described under "The Current Sub-Agreements" below. If approved by Shareholders, the New Sub-Agreements will continue in effect for an initial term expiring April 30, 2002. Each New Sub-Agreement may be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the concerned Portfolio and, in either event, by the vote cast in person of a majority of the Independent Trustees.

     In the event that, due to adjournments of the Meeting, the Acquisition is consummated before Shareholders approve the New Sub-Agreements, the Board, including all of the Independent Trustees, has authorized interim contracts which have identical terms as the Current Sub-Agreements, except that the interim agreements also contain the terms required by Rule 15a-4 under the 1940 Act. These required terms include that the interim contracts may continue in effect for up to 150 days after the automatic termination of the Current Sub-Agreements and sub-advisory fees would be held in an escrow account pending Shareholder approval. In the event that the Acquisition is not consummated, the Current Sub-Agreements will remain in effect.

REQUIRED VOTE

     The New Sub-Agreements cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the affected Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the respective Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the respective Portfolio, whichever is less. In the event that Shareholders of a Portfolio do not approve the applicable New Sub-Agreement by the required vote, the Board will take such action as it deems in the best interests of the affected Portfolio and its Shareholders which may include calling a special meeting of Shareholders to vote on another sub-advisory agreement.


THE BOARD'S CONSIDERATION

     At a meeting of the Board on April 26, 2001, the Trustees evaluated each of the New Sub-Agreements. Prior to and during the meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether each of the New Sub-Agreements is in the best interests of each Portfolio and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Sub-Agreements, the Trustees assessed the implications of the Acquisition for the Sub-Advisor and the Secondary Sub-Advisor and their ability to continue to provide services to the Sub-Advised Portfolios of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Acquisition on the Sub-Advisor's and Secondary Sub-Advisor's personnel, management, facilities and financial capabilities, and received assurances in this regard from the TCW Group and the Sub-Advisor that the Acquisition would not adversely affect the Sub-Advisor's or Secondary Sub-Advisor's ability to fulfill their obligations under their agreements respecting the Portfolios or to operate their businesses in a manner consistent with past practices. In addition, the Trustees considered the effects of the Sub-Advisor and Secondary Sub-Advisor and Societe Generale becoming affiliated persons of each other. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Sub-Advised Portfolios to engage in certain transactions with Societe Generale and its affiliates. In this connection, the Sub-Advisor represented to the Trustees that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolios.

     The Trustees also considered that each New Sub-Agreement is identical, in all material respects, to the corresponding Current Sub-Agreement.

     Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees, including all of the Independent Trustees, determined that each of the New Sub-Agreements is in the best interests of the applicable Portfolio and its Shareholders. ACCORDINGLY, THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW SUB-AGREEMENTS AND VOTED TO RECOMMEND THEIR APPROVAL BY SHAREHOLDERS OF THE AFFECTED PORTFOLIOS.


THE CURRENT SUB-AGREEMENTS

     Under the Current Sub-Advisory Agreements, the Sub-Advisor provides each Sub-Advised Portfolio with investment advisory services, subject to the supervision of MSDW Advisors and the Trustees. These advisory services include, among other things, obtaining and evaluating information and advice relating to the economy, securities markets, and specific securities as it deems necessary or useful to discharge its duties. The Sub-Advisor continuously manages the assets of each Sub-Advised Portfolio in a manner consistent with the investment objective and policies of the Portfolio. It determines the securities to be purchased and sold by each Portfolio and the timing of such purchases and sales. In addition, it places purchase and sale orders on behalf of the Portfolio.

     The Current Secondary Sub-Advisory Agreement requires that, subject to the supervision of TCW, the Secondary Sub-Advisor provides investment advisory services for the Emerging Markets Portfolio. Such investment advisory services include, among other things: (i) obtaining and evaluating such information and advice relating to the economy, securities markets and securities as the Secondary Sub-Advisor deems necessary to discharge its duties under the Current Secondary Agreement; (ii) making determinations as to which securities the Emerging Markets Portfolio should purchase or sell or otherwise dispose of (including the timing of those decisions); and (iii) placing purchase and sale orders on behalf of the Emerging Markets Portfolio as the Secondary Sub-Advisor deems necessary or appropriate.


     The Current Sub-Agreements provide that the Sub-Advisor, in the case of the Current Sub-Advisory Agreements, and the Secondary Sub-Advisor, in the case of the Current Secondary Agreement, shall, at their own expense, maintain such staff and employ or retain such personnel and consult with such other persons as they shall, from time to time, determine to be necessary or useful to the performance of their respective obligations under the Current Sub-Agreements. They also bear other costs of rendering the investment advisory services performed by them pursuant to the respective Current Sub-Agreements, including such clerical help and bookkeeping services as they may require.


     In return for its services and the expenses, the Sub-Advisor assumes under the Current Sub-Advisory Agreements, MSDW Advisors pays the Sub-Advisor compensation which is accrued daily and payable monthly in an amount equal to 40% of the management fee MSDW Advisors receives under its Investment Management Agreement respecting the applicable Portfolio as set forth in the table below.

                                                                                  MANAGEMENT FEE
                                                                                   PAID TO SUB-        NET ASSETS
                                                INVESTMENT                        ADVISOR DURING    (IN MILLIONS) AS
                                                MANAGEMENT      LAST FISCAL      PORTFOLIO'S LAST      OF END OF
PORTFOLIO                                        FEE RATE         YEAR END          FISCAL YEAR       FISCAL YEAR
---------------------------------------------- ------------ ------------------- ------------------ -----------------
Emerging Markets .............................      1.25%   December 31, 2000        $ 94,716          $  13.2
Mid-Cap Equity ...............................      0.75%   December 31, 2000        $437,439          $ 121.8
North American Government Securities .........      0.65%   December 31, 2000        $ 21,423          $   7.6

     In return for the services it renders under the Current Secondary Agreement, TCW pays the Secondary Sub-Advisor an amount equal to the full compensation it receives under the Current Sub-Advisory Agreement respecting the Emerging Markets Portfolio. During the Emerging Markets Portfolio's last fiscal year, TCW paid the Secondary Sub-Advisor the amounts as detailed in the table below.

                                                     MANAGEMENT FEE
                                                         PAID BY          NET ASSETS
                                                       TCW DURING        (IN MILLIONS)
                                                       PORTFOLIO'S       AS OF END OF
PORTFOLIO                      FISCAL YEAR END      LAST FISCAL YEAR      FISCAL YEAR
--------------------------   -------------------   ------------------   --------------
Emerging Markets .........   December 31, 2000           $94,716            $ 13.2

     The table below sets forth the dates each Sub-Agreement was first approved by the Board and last approved by the appropriate Shareholders:


                                                                  DATE SECONDARY
                            DATE SUB-ADVISORY                      SUB-ADVISORY
                              AGREEMENT WAS                       AGREEMENT WAS
                            FIRST APPROVED BY                     FIRST APPROVED    DATE OF LAST
                                THE BOARD        DATE OF LAST      BY THE BOARD     SHAREHOLDER
                               (INCLUDING A       SHAREHOLDER      (INCLUDING A     APPROVAL OF
                               MAJORITY OF        APPROVAL OF      MAJORITY OF       SECONDARY
                               INDEPENDENT       SUB-ADVISORY      INDEPENDENT      SUB-ADVISORY
NAME OF PORTFOLIO               TRUSTEES)          AGREEMENT        TRUSTEES)        AGREEMENT
-------------------------- ------------------- ---------------- ----------------- ---------------
Emerging Markets ......... August 25, 1994     August 4, 1999   August 25, 1994   August 4, 1999
Mid-Cap Equity ........... August 25, 1994     August 4, 1999   N/A               N/A
North American Government
 Securities .............. August 25, 1994     August 4, 1999   N/A               N/A

     After its respective initial term, each Current Sub-Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the applicable Portfolio or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Each Current Sub-Agreement whose initial term expired prior to the date of this Proxy Statement has been continued in effect from year to year by action of the Board, including the Independent Trustees. The most recent approval occurred at a meeting of the Board held on April 26, 2001.

     Each Current Sub-Advisory Agreement provides that it may be terminated at any time by the Sub-Advisor, MSDW Advisors, the Board (including a majority of the Independent Trustees), by a vote of the majority of the outstanding voting securities of the applicable Portfolio, or in the event of its assignment, in each instance without the payment of any penalty, on thirty days' notice. The Current Secondary Agreement also provides that it may be terminated at any time by the Secondary Sub-Advisor, the Sub-Advisor, the Board (including a majority of the Independent Trustees), by a vote of the majority of the outstanding voting securities (as defined below) of the Emerging Markets Portfolio, or in the event of its assignment, in each instance without the payment of penalty, on thirty days' notice.

     The Current Secondary Agreement also terminates in the event of termination of the Sub-Advisory Agreement between TCW and MSDW Advisors respecting the Emerging Markets Portfolio (as discussed above).


THE INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Fund has retained MSDW Advisors to provide administrative services, manage its business affairs and invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. (The Investment Manager has, in turn, retained the Sub-Advisor to perform the duties described above.) The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of Morgan Stanley, serves as administrator to the Fund. MSDW Services has its offices at Two World Trade Center, New York, New York 10048.

THE SUB-ADVISOR


     The Sub-Advisor, TCW Investment Management Company, is a wholly-owned subsidiary of TCW Group, whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles 90017.


     TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

NAME
LENGTH OF SERVICE       POSITIONS AND PRINCIPAL OCCUPATION
----------------------- ---------------------------------------------------------------------------------
Alvin R. Albe, Jr.      TCW Investment Management Company -- Director, President & Chief Executive
1991 -- Present         Officer; The TCW Group, Inc. -- Executive Vice President; Trust Company of the
                        West -- Director & Executive Vice President; TCW Asset Management Company
                        -- Director & Executive Vice President; TCW Convertible Securities Fund, Inc. --
                        Senior Vice President; TCW Galileo Funds, Inc. -- Director & President

Michael E. Cahill       TCW Investment Management Company -- Managing Director, General Counsel
1991 -- Present         & Secretary; The TCW Group, Inc. -- Managing Director, General Counsel and
                        Secretary; Trust Company of the West -- Managing Director, General Counsel &
                        Secretary; TCW Asset Management Company -- Director, Managing Director,
                        General Counsel & Secretary; TCW Convertible Securities Fund, Inc. -- General
                        Counsel & Assistant Secretary; TCW Galileo Funds, Inc. -- Senior Vice President,
                        General Counsel & Assistant Secretary

David S. DeVito         TCW Investment Management Company -- Managing Director, Chief Financial
1993 -- Present         Officer & Assistant Secretary; The TCW Group, Inc. -- Managing Director, Chief
                        Financial Officer & Assistant Secretary; Trust Company of the West -- Managing
                        Director, Chief Financial Officer & Assistant Secretary; TCW Asset Management
                        Company -- Managing Director, Chief Financial Officer & Assistant Secretary;
                        Apex Mortgage Capital, Inc. -- Controller

Thomas E. Larkin, Jr.   TCW Investment Management Company -- Director and Vice Chairman; The
1997 -- Present         TCW Group, Inc. -- Director & Vice Chairman; Trust Company of the West --
                        Director & Vice Chairman; TCW Asset Management Company -- Director & Vice
                        Chairman; TCW Convertible Securities Fund, Inc. -- Senior Vice President; TCW
                        Galileo Funds, Inc. -- Director & Vice Chairman

Hilary G.D. Lord        TCW Investment Management Company -- Managing Director, Chief Compliance
1987 -- Present         Officer & Assistant Secretary; The TCW Group, Inc. -- Managing Director, Chief
                        Compliance Officer & Assistant Secretary; Trust Company of the West --
                        Managing Director, Chief Compliance Officer; TCW Asset Management Company
                        -- Managing Director & Chief Compliance Officer; TCW Convertible Securities
                        Fund, Inc. -- Senior Vice President & Assistant Secretary; TCW Galileo Funds,
                        Inc. -- Assistant Secretary

NAME
LENGTH OF SERVICE      POSITIONS AND PRINCIPAL OCCUPATION
---------------------- -----------------------------------------------------------------------------
William C. Sonneborn   TCW Investment Management Company -- Executive Vice President & Assistant
1998 -- Present        Secretary; The TCW Group, Inc. -- Executive Vice President & Assistant
                       Secretary; Trust Company of the West -- Executive Vice President & Assistant
                       Secretary; TCW Asset Management Company -- Executive Vice President &
                       Assistant Secretary

Marc I. Stern          TCW Investment Management Company -- Director, Chairman; The TCW Group,
1992 -- Present        Inc. -- Director, President; Trust Company of the West -- Director & Vice
                       Chairman; TCW Asset Management Company -- Vice Chairman & President;
                       Apex Mortgage Capital, Inc. -- Director, Chairman of the Board; TCW Galileo
                       Funds, Inc. -- Director, Chairman; Public Company Board Member: Qualcomm,
                       Incorporated

     Mr. Robert A. Day may be deemed to be a control person of the Sub-Advisor by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

     The Sub-Advisor serves in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which the Sub-Advisor provides investment management or investment advisory services and which have similar investment objectives to those of the Portfolios and sets forth the fees payable to the Sub-Advisor by such companies and their net assets as of March 31, 2001.


THE SECONDARY SUB-ADVISOR

     TCW London is a wholly-owned subsidiary of The TCW Group, Inc. The address of TCW London is 16 Charles II Street, London, United Kingdom SW1Y4QU.

     The Principal Executive Officer and Directors of TCW London, and their principal occupations, are: Marc I. Stern, Chairman; Javier Baz, President, Director and Chief Executive Officer; Alvin R. Albe, Jr., Executive Vice President; Michael E. Cahill, Managing Director, General Counsel and Vice President; Damon P. de Laszlo, Director; David S. DeVito, Managing Director and Chief Financial Officer; Sian A.M. Lloyd, Vice President and Compliance Officer and Ernest E. Ellison, Director, Vice Chairman.

     The business address of the foregoing individuals is 16 Charles II Street, London, United Kingdom SW1Y4QU (Ms. Lloyd) and 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     The Secondary Sub-Advisor serves in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix C lists the investment companies for which the Secondary Sub-Advisor provides investment management or investment advisory services and which have similar investment objectives to those of the Portfolios and sets forth the fees payable to the Secondary Sub-Advisor by such companies (and their net assets) as of March 31, 2001.


                             ADDITIONAL INFORMATION

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     The Fund does not hold regular shareholders' meetings. Proposals of Shareholders of any Portfolio intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.


                            REPORTS TO SHAREHOLDERS

     THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING (800) 869-NEWS.


                                 OTHER BUSINESS

     The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                        By Order of the Boards of Trustees


                                                BARRY FINK
                                                 Secretary

                                                                   APPENDIX A-1
                         FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the    day of      , 2001, by and between Morgan
Stanley Dean Witter Advisors Inc., a Delaware corporation (hereinafter called the "Investment Manager"), and TCW Investment Management Company, a Delaware corporation (hereinafter called the "Sub-Advisor").

     WHEREAS, Morgan Stanley Dean Witter Select Dimensions Investment Series (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the thirteen current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

     WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

     WHEREAS, the Investment Manager desires to retain the services of the
Sub-Advisor to render investment advisory services for the       Portfolio in
the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Advisor to render investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

     WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Sub-Advisory Portfolio in a manner consistent with the investment objective and policies of the Sub-Advisory Portfolio; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; to determine the securities and commodities to be purchased or otherwise acquired, or sold or otherwise disposed of, by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other.


                                     A-1-1

     In the event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolio with respect to which the Investment Manager desires to retain the Sub-Advisor to render investment advisory services hereunder, the Investment Manager shall notify the Sub-Advisor in writing. If the Sub-Advisor is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons at it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

     5. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisor Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent auditors, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and


                                     A-1-2

Trustees) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advsior, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement in respect of the
      Portfolio. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fees payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fees under the Investment Management Agreement, the Sub-Advisor's fees payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fees payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fees payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Sub-Advisory Portfolios or their investors.

     8. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control or affiliated with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control or affiliated with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Advisor or any affiliated person thereof from so acting or engaging in any other business.

     9. This Agreement shall remain in effect until April 30, 2002 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate


                                     A-1-3
this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty day's written notice to the Fund and the Sub-Advisor; and (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

     10. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.

     11. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.


                                        MORGAN STANLEY DEAN WITTER ADVISORS INC.


                                        By:
                                          ------------------------------------
                                        Attest:
                                           ----------------------------------



                                        TCW INVESTMENT MANAGEMENT COMPANY


                                        By:
                                          ------------------------------------
                                        Attest:
                                           ----------------------------------
Accepted and agreed to as of
the day and year first above written:

MORGAN STANLEY DEAN WITTER SELECT
DIMENSIONS INVESTMENT SERIES


By:
   -----------------------------------
Attest:
       -------------------------------


                                     A-1-4

                                                                    APPENDIX A-2


                    FORM OF SECONDARY SUB-ADVISORY AGREEMENT

     AGREEMENT made as of the    day of    ,     , by and between TCW
Investment Management Company, a California corporation ("TCW"), and TCW London International, Limited, a California corporation ("TCW London").

     WHEREAS, TCW has entered into a Sub-Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") to provide investment advisory services for the Emerging Markets Portfolio and any subsequently established Portfolio ("Portfolio(s)") of Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund");

     WHEREAS, TCW London is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

     WHEREAS, TCW London is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of TCW London to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

     WHEREAS, TCW desires to retain the services of TCW London to render investment advisory services for the Portfolio in the manner and on the terms and conditions hereinafter set forth;

     WHEREAS, TCW London desires to be retained by TCW to provide such investment advisory services on said terms and conditions;

     NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Subject to the supervision of TCW, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by TCW in writing to TCW London, TCW London agrees to provide the Portfolio with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities and shall manage the assets of the Portfolio in a manner consistent with the investment objective and policies of such Portfolio and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Portfolio and the timing of such purchases, acquisitions, sales or dispositions. TCW London agrees to furnish to or place at the disposal of TCW the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. TCW and TCW London agree to make their offices and employees available to the other from time to time at reasonable times to review investment policies of the Portfolio and to consult with each other. Nothing in this Agreement shall require TCW to utilize the services of TCW London with respect to any specific or minimum percentage of the assets of the Portfolio.

     In the event the Fund establishes another portfolio other than the current Portfolio with respect to which TCW desires to retain TCW London to render investment advisory services hereunder, TCW shall notify TCW London in writing. If TCW London is willing to render such services, it shall notify TCW in writing, whereupon such other portfolio shall be deemed a Portfolio hereunder.

     2. TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW London shall be deemed to include persons employed or otherwise


                                     A-2-1
retained by TCW London to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as TCW may desire. TCW London shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be made available to TCW and the Fund, upon the request of TCW or the Fund. TCW London shall provide all account statements and performance or financial records as required by United States securities laws. TCW London acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

     3. TCW will, from time to time, furnish or otherwise make available to TCW London such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Portfolios as TCW London may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by TCW to TCW London shall be in writing and sent to TCW London's principal office and shall take effect upon actual receipt by TCW London.

     4. For the services to be rendered, TCW, at its own expense, shall pay TCW London monthly compensation, determined by applying the annual rate of 0.50% to the Fund's average daily net assets for which TCW London renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which TCW London provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

     In the event that the aggregate compensation received by TCW from the Fund for any month is less than that specified above, the compensation payable by TCW to TCW London shall be equal to that received by TCW. The compensation of TCW London is a responsibility of TCW and not a responsibility of the Fund.

     5. TCW London will use its best efforts in the performance of investment activities on behalf of the Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW London shall not be liable to MSDW Advisors, TCW or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW London or for any losses sustained by the Portfolios or their investors.

     6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW London and in any person controlled by or under common control or affiliated with TCW London and that TCW London and any person controlled by or under common control or affiliated with TCW London may have an interest in the Fund. It is also understood that TCW London and any affiliated persons thereof or any persons controlled by or under common control with TCW London have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW London or any affiliated person thereof from so acting or engaging in any other business.

     7. This Agreement shall remain in effect until April 30, 2002 and from year to year thereafter with respect to each Portfolio provided such continuance with respect to a Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in


                                     A-2-2
person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to TCW and TCW London, either by majority vote of the Trustees of the Fund or, with respect to a Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Sub-Advisory Agreement; (d) TCW may terminate this Agreement without payment of penalty on thirty days' written notice to TCW London and the Fund; and (e) TCW London may terminate this Agreement without the payment of penalty on thirty days' written notice to TCW and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

     8. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, MSDW Advisors, TCW nor TCW London shall be liable for failing to do so.

     9. All formal complaints should, in the first instance, be made in writing to TCW London's compliance officer at TCW London's principal office. In addition, TCW and/or the Fund shall have a right to complain directly to IMRO.

     10. A statement is available from TCW London describing TCW's and/or the Fund's rights to compensation, if any, in the event that TCW London is unable to meet its liabilities.

     11. TCW acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

     12. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

     13. The effective date of this Agreement shall be the day and year first written above.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.


                                      TCW INVESTMENT MANAGEMENT COMPANY


                                      By:
                                        --------------------------------------
                                      Name:
                                         -----------------------------------
                                      Title:
                                         ------------------------------------

                                     A-2-3

                                      Attest:
                                         -----------------------------------
                                      Name:
                                         -----------------------------------
                                      Title:
                                         ------------------------------------



                                        TCW LONDON INTERNATIONAL, LIMITED


                                        By:
                                          ------------------------------------
                                        Name:
                                           ----------------------------------
                                        Title:
                                           -----------------------------------
                                        Attest:
                                           ----------------------------------
                                        Name:
                                           ----------------------------------
                                        Title:
                                           -----------------------------------

                                     A-2-4

                                                                      APPENDIX B

     The Sub-Advisor serves as investment adviser to the Portfolios and the other investment companies listed below which have similar investment objectives to those of the Portfolios. Set forth below is a chart showing the net assets of each such investment company as of March 31, 2001 and the investment management fee rate(s) applicable to such investment company.

                                                                                APPROXIMATE
                                                                                   ASSETS
                                                                                (IN MILLIONS
NAME OF FUND                                    ADVISORY FEE RATE*             AS OF 3/31/01)
------------------------------------   ------------------------------------   ---------------
TCW GALILEO FUNDS
LARGE CAP GROWTH FUND ..............   Annual rate of 0.55% of                   $  13.3
                                       average daily net assets
LARGE CAP VALUE FUND ...............   Annual rate of 0.55% of                   $ 132.0
                                       average daily net assets
MORTGAGE-BACKED SECURITIES (MBS)
 FUND ..............................   Annual rate of 0.50% of                   $  63.0
                                       average daily net assets**

TOTAL RETURN MBS FUND ..............   Annual rate of 0.50% of                   $  87.3
                                       average daily net assets
AGGRESSIVE GROWTH EQUITIES FUND.....   Annual rate of 1.00% of                   $ 128.8
                                       average daily net assets

SMALL CAP GROWTH FUND ..............   Annual rate of 1.00% of                   $ 236.0
                                       average daily net assets
EMERGING MARKETS EQUITIES FUND .....   Annual rate of 1% of                      $  30.0
                                       average daily net assets
MORGAN STANLEY DEAN WITTER
 FUNDS
MID-CAP EQUITY TRUST ...............   0.75% of the portion of daily             $ 938.8
                                       net assets not exceeding
                                       $500 million; 0.725% of the
                                       portion of daily net assets
                                       exceeding $500 million but not
                                       exceeding $2 billion; 0.70% of
                                       the portion of daily net assets
                                       exceeding $2 billion but not
                                       exceeding $3 billion; and 0.675%
                                       of the portion of daily net assets
                                       exceeding $3 billion.
NORTH AMERICAN GOVERNMENT
 INCOME TRUST ......................   0.65% of the portion of daily             $  97.4
                                       net assets not exceeding
                                       $500 million; and 0.60% of the
                                       portion of daily net assets
                                       exceeding $500 million.




THIRD PARTY FUNDS
THE GLENMEDE FUND, INC.
 SMALL CAPITALIZATION GROWTH
   PORTFOLIO .......................   Annual rate of 0.60% of                   $  49.6
                                       average daily net assets

                                                                                 APPROXIMATE
                                                                                    ASSETS
                                                                                 (IN MILLIONS
NAME OF FUND                                       ADVISORY FEE RATE*           AS OF 3/31/01)
----------------------------------------   ---------------------------------   ---------------
VANTAGEPOINT FUNDS
 AGGRESSIVE OPPORTUNITIES FUND .........   0.73% of the portion of daily           $ 217.9
                                           net assets not exceeding $100
                                           million; 0.69% of the portion of
                                           daily net assets exceeding $100
                                           million but not exceeding $200
                                           million; and 0.67% of the
                                           portion of daily net assets
                                           exceeding $200 million

----------
* TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

** TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

                                                                      APPENDIX C

     TCW London International, Limited serves as secondary sub-adviser to the Emerging Markets Portfolio as well as sub-adviser to the other investment company listed below which has similar investment objectives to that of the Emerging Markets Portfolio. Set forth below is a chart showing the net assets of such investment company as of March 31, 2001 and the sub-advisory fee rate(s) applicable to such investment company.

                                                           APPROXIMATE ASSETS
NAME OF FUND                  ADVISORY FEE RATE        (IN MILLIONS AS OF 3/31/01)
----------------------   --------------------------   ----------------------------
TCW GALILEO FUNDS
TCW GALILEO EMERGING     Annual rate of 1.00% of                 $ 30.5
 MARKETS FUND            average daily net assets

                                     FORM OF
        VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                 MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS
                               INVESTMENT SERIES
                           ______________ PORTFOLIO
                          TO BE HELD ON JUNE 26, 2001


This Instruction Card is solicited by ________ from owners of variable annuity contracts and/or variable life insurance policies issued by ____________ who have specified that a portion of their investment be allocated to this Portfolio of Morgan Stanley Dean Witter Select Dimensions Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Morgan Stanley Dean Witter Select Dimensions Investment Series, ______________ Portfolio on June 26, 2001 at 10:30 a.m., New York City time. The undersigned, by completing this Form, does hereby authorize _________ to exercise its discretion in voting upon such other business as may properly come before the Meeting.

This Instruction Card, when properly executed, will be voted by _______ in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side. Interests in the Portfolio for which no instructions are
received will be voted by         in the same proportion as votes for which
Instructions are received for the Portfolio.

                                          NOTE: PLEASE SIGN EXACTLY AS YOUR
                                          NAME APPEARS ON THIS VOTING
                                          INSTRUCTIONS CARD. PLEASE MARK, SIGN,
                                          DATE AND MAIL YOUR VOTING
                                          INSTRUCTIONS CARD IN THE ENCLOSED
                                          POSTAGE-PAID ENVELOPE. If joint
                                          owners, each should sign. When
                                          signing as executor, trustee, etc.,
                                          give full title as such.

                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature (if held jointly)


                                          -----------------------------  , 2001
                                          Date


THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOLLOWING PROPOSAL. Please mark your choices below in blue or black ink. Example: Sign the Voting Instructions Card on the reverse side and return as soon as possible in the enclosed envelope.


1. Approval of a new Sub-Advisory Agreement between Morgan Stanley Dean Witter Advisors Inc. and TCW Investment Management Company


                   [ ] FOR       [ ] AGAINST      [ ] ABSTAIN